Exhibit 10.1

Common Stock Warrant

Medical Billing Assistance, Inc.

No. __	December 23, 2011

1. General. This certifies that, for services rendered between June 6, 2011, and December 23, 2011, as set forth on Schedule A hereto, subject to inspection and approval by the Holder by February 2, 2012, Medtrx Provider Network, LLC, a Delaware limited liability company (“MedTRX”), or its assigns (together with MedTrx, the “Holder”), is entitled to subscribe for and purchase from Medical Billing Assistance, Inc., a Colorado corporation (the “Corporation”), at any time or from time to time during the Exercise Period (defined below), on the terms and subject to the provisions hereinafter set forth, up to 7,500,000 shares (subject to adjustment as provided herein) of fully paid and non-assessable Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation, at a price per share (the “Warrant Price”) of $0.90 (subject to adjustment as provided herein).

The shares of capital stock of the Corporation issuable upon exercise or exchange of this Warrant are sometimes hereinafter referred to as the “Warrant Shares.”

2. Exercise of Warrant. As used herein, “Exercise Period” means the period commencing on the date hereof and ending on the seven-year anniversary of the date hereof. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly indorsed) at the office of the Corporation at 709 South Harbor City Boulevard, Suite 250, Melbourne, Florida 32901, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing in the form attached as Exhibit A hereto to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash or by check) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, which certificates shall be unlegended and free of any resale restrictions to the extent permitted by applicable law (and covered by an opinion of counsel for the Corporation addressed and delivered to the transfer agent for the Corporation's Common Stock) and, except as expressly provided herein, if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, in substantially the same form as this Warrant, shall be delivered to the holder hereof within a reasonable time after the rights represented by this Warrant shall have been so exercised. For the avoidance of doubt, the preceding sentence shall not impose any obligation on the Corporation to register the Warrant Shares, it being understood that all such obligations are set forth in the Registration Rights Agreement dated as of the date hereof between the Corporation and MedTRX. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The Corporation shall pay any and all documentary, stamp, and similar issue or transfer taxes payable in respect of the issue or delivery of any Warrant Shares.

3.           Adjustment of Warrant Price.

(a)           The Warrant Price shall be subject to adjustment from time to time as follows:

(i)           If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately increased, in each case in proportion to such increase in outstanding shares.

(ii) If, at any time during the Exercise Period, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be appropriately decreased, in each case, in proportion to such decrease in outstanding shares.

(iii) In the event of any capital reorganization of the Corporation, any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), each Warrant Share shall after such reorganization, reclassification, consolidation, or merger be exercisable or exchangeable into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise or exchange of such Warrant Share would have been entitled upon such reorganization, reclassification, consolidation, or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof. In the event that the Corporation will merge or consolidate with or into any other corporation, the corporation resulting from such merger or consolidation (if not the Corporation) shall be deemed to assume the performance of this Warrant.

(iv)           All calculations under this Section 3 shall be made to the nearest one tenth (1/10) of a share.

(b)           Whenever the Warrant Price shall be adjusted as provided in this Section 3, the Corporation shall forthwith file, at the office of the Corporation or any transfer agent designated by the Corporation for the Common Stock, a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the adjusted Warrant Price. The Corporation shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested, postage prepaid, to each holder of a Warrant at his or its address appearing on the Corporation’s records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions set forth immediately below.

(c)           In the event the Corporation shall propose to take any action of the types described in Sections 4(a)(i), (ii), and (iii), the Corporation shall give notice to each holder of a Warrant in the manner set forth herein, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice also shall set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price then in effect and the number, kind, or class of shares or other securities or property that shall be delivered or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

4.           Covenants as to Common Stock. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid, and non-assessable and free from all taxes, liens, charges, and preemptive rights with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Corporation further covenants and agrees that if any shares of Common Stock to be reserved to provide for the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise (other than as a result of the transfer of this Warrant, in whole or in part, subsequent to its initial issuance), then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be.

5.           Registration Rights of the Holder. The Corporation hereby grants to the holder of this Warrant those rights set forth in the registration rights agreement attached as Exhibit B hereto (subject to the transfer provisions set forth therein), the provisions of which are incorporated herein by reference and made a part hereof as if set forth herein in their entirety.

6.           Transfer of Warrant; Amendment. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the agency or office of the Corporation referred to in Section 2, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank in the form attached hereto as Exhibit C, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes, provided that, the Holder may not transfer, in the aggregate, more than 49% of this Warrant to any person other than an affiliate of the Holder without the prior written consent of the Corporation.

7.           Lost, Stolen, Mutilated, or Destroyed Warrant. If this Warrant is lost, stolen, mutilated, or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

8.           Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

9.           Notices. All notices, requests, demands, and other communication with respect hereto shall be in writing and shall be delivered by hand, prepaid by Federal Express (or a comparable overnight delivery service), sent by the United States first-class certified mail, postage prepaid, return receipt requested, to the parties at their respective addresses set forth as follows:

If to MedTRX, to:

____________________

____________________

____________________

Attention: ____________

with a copy to:

Arent Fox LLP
1050 Connecticut Avenue NW
Washington, DC 20036
Attention: Jay L. Halpern, Esq.

If to the Corporation, to:

709 South Harbor City Boulevard, Suite 250
Melbourne, Florida 32901
Attention: Chris Romandetti

with a copy to:

Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006

Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) upon the earliest of (a) the date it is actually received, (b) on the business day after the day on which it is delivered by hand, (c) on the business day after the day on which it is properly delivered by Federal Express (or a comparable overnight delivery service), or (d) on the third (3rd) business day after the day on which it is deposited in the United States mail. Any party may change such party's address by notifying the other parties of the new address in any manner permitted by this Section 9.

10.           Binding Effect on Successors; Survival. This Warrant shall be binding upon the parties hereto and their respective successors and assigns, including any corporation succeeding the Corporation by merger, consolidation, or acquisition of all or substantially all of the Corporation’s assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of MedTRX.

11.           Headings. The headings of the sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of, nor shall they be used in construing, this Warrant.

12.           Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without regard to conflicts of law rules of such state.

14.           Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

15.           Counterparts. This Warrant may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which, taken together, shall constitute one and the same Warrant. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Warrant to be executed by their duly authorized officers on the date first above written.

Medical Billing Assistance, Inc.

By: /s/ Chris Romandetti

Name: Chris Romandetti

Title: CEO

Date: 2/6/12

MedTrx Provider Network, LLC

By: /s/ Nancy Halpern

Name: Nancy Halpern

Title: Secretary

EXHIBIT A

Form of Subscription

The undersigned, the holder of Medical Billing Assistance, Inc. Common Stock Warrant No. __, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock of Medical Billing Assistance, Inc. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of and delivered to, ___________________, whose address is _________________________________________________.

Dated:_____________
_________________________________
Name:

_________________________________
Address

EXHIBIT B

Registration Rights Agreement

See attached.

EXHIBIT C

Form of Assignment

For value received, the undersigned hereby sells, assigns and transfers unto the right represented by Medical Billing Assistance, Inc. Common Stock Warrant No. __ to purchase _______ shares of _______________ of Medical Billing Assistance, Inc., to which such Warrant relates, and appoints ____________________ to transfer such right on the books of Medical Billing Assistance, Inc., with full power of substitution in the premises.

Dated:_____________
_________________________________
Name:

_________________________________
Address
Signed in the presence of:

_________________________________
Name:

Schedule A

•	Developed a focused branding and marketing plan for the Corporation as a public entity and as a service provider in the medical health space;
•	Introduced the concept of a migratory merger to Delaware to build shareholder trust and credibility;
•	Re-directed the business model from an MRI rollup to a practice management company;
•	Protected the Corporation from entering into a $12 million dollar transaction fraught with issues and inconsistencies, netting a savings to the company in the millions of dollars;
•	Consulted on strategic transactions to enhance Corporation value;
•	Assisted management with capital transactions and potential strategic transactions, including without limitation, structuring and negotiating such transactions;
•	Introduced potential/ proposed board members;
•	Evaluated the capital structure and making recommendation on a recapitalization that can make the Corporation more attractive to investors and eligible for up-listing to NASDAQ;
•	Explored credit facilities and presenting these and other lines to the Corporation;
•	Accessed additional roll up opportunities of medical practices.